                                                                   Exhibit 10.12

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[*****]" inserted in place of such confidential information.

[*] confidentiality requested

                                                                   EXHIBIT 10.12

                 [Gorges/Quick-To-Fix Foods, Inc. Letterhead]

September 12, 1996

Mr. Drew Ritger
Sonic Corporation
101 Park Avenue
Oklahoma City, OK 73102

Dear Drew:

This letter confirms our conversation regarding pricing of Sonic Beef Patties. Our agreement was to supply products for [**************************************
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**********] We will honor that commitment.  The current markets do not support this type of pricing position, but we grossly missed the market forecast. This type of pricing agreement does show the risk to either party in booking and departing from sales prices that reflect market conditions.

If you have any questions, please call.

Sincerely,
GORGES/QUICK-TO-FIX

/s/ Randy Collins
Randy Collins

Vice President - Sales & Marketing

RC:kls
cc:  Dick Mitchell


[*]confidentiality requested

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